Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE STABLE INCOME FUND

Class A, Class B, Class C, and Administrator Class

Supplement dated June 21, 2010, to the Prospectuses dated November 1, 2009, as previously supplemented as the case may be.

Effectively immediately, the Wells Fargo Advantage Stable Income Fund is no longer offered in this prospectus. As such, all references to the Stable Income Fund are hereby deleted.

IFAM060/P1003S2